UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 24, 2019

PRESIDIO PROPERTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-53673	33-0841255
__________	__________	__________
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(Address of Principal Executive Offices, Including Zip Code)

____________________

(760) 471-8536

(Registrant’s Telephone Number, Including Area Code)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)On July 24, 2019, Presidio Property Trust, Inc. (“Company”) held its Annual Meeting of Stockholders (“Annual Meeting”), which had been rescheduled due to lack of quorum at the initially scheduled meeting held on May 23, 2019.  The matters voted upon and the results of such voting are set forth below.

(b)Proposal 1:  The eight (8) nominees for directors were elected to serve on our Board of Directors until the 2020 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.  All of the nominees of the Board of Directors of the Company were elected with the following share vote:

DIRECTOR	FOR*	WITHHELD
William H. Allen	8,776,334	1,191,288
David T. Bruen	8,784,487	1,183,135
Shirley Y. Bullard	8,872,294	1,095,328
Larry G. Dubose	8,780,939	1,186,683
Kenneth W. Elsberry	8,760,001	1,207,621
Jack K. Heilbron	8,738,774	1,228,847
Sumner J. Rollings	8,801,027	1,166,595
Thomas E. Schwartz	8,771,545	1,196,077

* No votes were cast against any of the nominees for directors.

Proposal 2:  The appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified.  The voting results were as follows: 9,089,195 shares of common stock voting for, 415,149 shares of common stock voting against, and 463,277 shares of common stock withheld.

Proposal 3:  The non-binding, advisory proposal to approve the compensation of our named executive officers was approved (“Say on Pay”).  The voting results were as follows: 7,682,317 shares of common stock voting for, 1,431,229 shares of common stock voting against, and 854,076 shares of common stock withheld.

Proposal 4:   A frequency of every three years for Say on Pay was approved.  The voting results were as follows: 2,597,462 shares of common stock voting for one year, 654,616 shares of common stock voting for two years, 5,093,329 shares of common stock voting for three years, and 1,622,214 shares of common stock withheld.

There were no broker non-votes with respect to any of the proposals.

(c)Not applicable

(d)The Company considered the outcome of the advisory vote on Say on Pay reported above and determined, as recommended by the Company’s Board of Directors in the proxy statement for the 2019 Annual Meeting, that the Company will hold future Say on Pay votes every three years (or until the occurrence of the next advisory vote on the frequency of Say on Pay). The next advisory vote regarding the frequency of Say on Pay is expected to occur at the Company’s 2022 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2019	PRESIDIO PROPERTY TRUST, INC.
By:/s/ Ann T. Nguyen
Ann T. Nguyen
Secretary & General Counsel